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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 18, 1999
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                         AMERICAN STONE INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   0-22375                  13-3704099
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(State of Other Jurisdiction)       (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)

8705 Quarry Road, Amherst, Ohio                                           44001
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (440) 986-4501
                                                   -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On August 20, 1999, American Stone Industries, Inc. issued a news release, a copy of which is filed herewith as Exhibit 99.1.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  99.1     News release dated August 20, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN STONE INDUSTRIES, INC.


                                            By: /s/ Thomas H. Roulston, II
                                               ---------------------------------
                                                Thomas H. Roulston, II
                                                Chairman

Date: August 25, 1999

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EXHIBIT INDEX
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Exhibit Number    Description
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99.1              News release dated August 20, 1999.

                                      E-1